Exhibit (q)(2)

COLUMBIA FUNDS SERIES TRUST I

COLUMBIA FUNDS INSTITUTIONAL TRUST

COLUMBIA FUNDS VARIABLE INSURANCE TRUST

COLUMBIA FUNDS SERIES TRUST

COLUMBIA FUNDS MASTER INVESTMENT TRUST, LLC

COLUMBIA FUNDS VARIABLE INSURANCE TRUST I

BANC OF AMERICA FUNDS TRUST

COLONIAL INSURED MUNICIPAL FUND

(each a “Registrant”)

POWER OF ATTORNEY

The undersigned does hereby constitute and appoint J. Kevin Connaughton, James R. Bordewick, Jr., Michael G. Clarke, Jeffrey R. Coleman, Joseph F. DiMaria, Marybeth C. Pilat, Steven T. Welsh, Peter T. Fariel, Nicholas J. Kolokithas, Ryan C. Larrenaga and Julie B. Lyman, each individually, his true and lawful attorney-in-fact and agent (each an “Attorney-in-Fact”) with power of substitution or resubstitution, in any and all capacities, including without limitation in the undersigned’s capacity as principal executive officer of each Registrant, in the furtherance of the business and affairs of each Registrant: (i) to execute any and all instruments which said Attorney-in-Fact may deem necessary or advisable or which may be required to comply with the Securities Act of 1933, the Investment Company Act of 1940, the Securities Exchange Act of 1934 (together the “Acts”) and any other applicable federal securities laws, or rules, regulations or requirements of the U.S. Securities and Exchange Commission (“SEC”) in respect thereof, in connection with the filing and effectiveness of each Registrant’s Registration Statement on Form N-1A regarding the registration of each Registrant or its shares of beneficial interest, and any and all amendments thereto, including without limitation any reports, forms or other filings required by the Acts or any other applicable federal securities laws, or rules, regulations or requirements of the SEC; and (ii) to execute any and all federal or state regulatory filings, including all applications with regulatory authorities, state charter or organizational documents and any amendments or supplements thereto, to be executed by, on behalf of, or for the benefit of, each Registrant. The undersigned hereby grants to each Attorney-in-Fact full power and authority to do and perform each and every act and thing contemplated above, as fully and to all intents and purposes as the undersigned might or could do in person, and hereby ratifies and confirms all that said Attorneys-in-Fact, individually or collectively, may lawfully do or cause to be done by virtue hereof.

[REMAINDER OF THIS PAGE IS LEFT BLANK INTENTIONALLY]

This Power of Attorney shall be revocable at any time by a writing signed by the undersigned and shall terminate automatically with respect to a Registrant if the undersigned ceases to be an officer of the Registrant.

Dated: December 28, 2007

/s/ Christopher L. Wilson
Christopher L. Wilson

COLUMBIA FUNDS SERIES TRUST I

COLUMBIA FUNDS INSTITUTIONAL TRUST

COLUMBIA FUNDS VARIABLE INSURANCE TRUST

COLUMBIA FUNDS SERIES TRUST

COLUMBIA FUNDS MASTER INVESTMENT TRUST, LLC

COLUMBIA FUNDS VARIABLE INSURANCE TRUST I

BANC OF AMERICA FUNDS TRUST

COLONIAL INSURED MUNICIPAL FUND

(each a “Registrant”)

POWER OF ATTORNEY

The undersigned does hereby constitute and appoint Christopher L. Wilson, James R. Bordewick, Jr., Michael G. Clarke, Jeffrey R. Coleman, Joseph F. DiMaria, Marybeth C. Pilat, Steven T. Welsh, Peter T. Fariel, Nicholas J. Kolokithas, Ryan C. Larrenaga and Julie B. Lyman, each individually, his true and lawful attorney-in-fact and agent (each an “Attorney-in-Fact”) with power of substitution or resubstitution, in any and all capacities, including without limitation in the undersigned’s capacity as principal financial officer of each Registrant, in the furtherance of the business and affairs of each Registrant: (i) to execute any and all instruments which said Attorney-in-Fact may deem necessary or advisable or which may be required to comply with the Securities Act of 1933, the Investment Company Act of 1940, the Securities Exchange Act of 1934 (together the “Acts”) and any other applicable federal securities laws, or rules, regulations or requirements of the U.S. Securities and Exchange Commission (“SEC”) in respect thereof, in connection with the filing and effectiveness of each Registrant’s Registration Statement on Form N-1A regarding the registration of each Registrant or its shares of beneficial interest, and any and all amendments thereto, including without limitation any reports, forms or other filings required by the Acts or any other applicable federal securities laws, or rules, regulations or requirements of the SEC; and (ii) to execute any and all federal or state regulatory filings, including all applications with regulatory authorities, state charter or organizational documents and any amendments or supplements thereto, to be executed by, on behalf of, or for the benefit of, each Registrant. The undersigned hereby grants to each Attorney-in-Fact full power and authority to do and perform each and every act and thing contemplated above, as fully and to all intents and purposes as the undersigned might or could do in person, and hereby ratifies and confirms all that said Attorneys-in-Fact, individually or collectively, may lawfully do or cause to be done by virtue hereof.

[REMAINDER OF THIS PAGE IS LEFT BLANK INTENTIONALLY]

This Power of Attorney shall be revocable at any time by a writing signed by the undersigned and shall terminate automatically with respect to a Registrant if the undersigned ceases to be an officer of the Registrant.

Dated: December 28, 2007

/s/ J. Kevin Connaughton
J. Kevin Connaughton

COLUMBIA FUNDS SERIES TRUST I

COLUMBIA FUNDS INSTITUTIONAL TRUST

COLUMBIA FUNDS VARIABLE INSURANCE TRUST

COLUMBIA FUNDS SERIES TRUST

COLUMBIA FUNDS MASTER INVESTMENT TRUST, LLC

COLUMBIA FUNDS VARIABLE INSURANCE TRUST I

BANC OF AMERICA FUNDS TRUST

COLONIAL INSURED MUNICIPAL FUND

(each a “Registrant”)

POWER OF ATTORNEY

The undersigned does hereby constitute and appoint Christopher L. Wilson, J. Kevin Connaughton, James R. Bordewick, Jr., Jeffrey R. Coleman, Joseph F. DiMaria, Marybeth C. Pilat, Steven T. Welsh, Peter T. Fariel, Nicholas J. Kolokithas, Ryan C. Larrenaga and Julie B. Lyman, each individually, his true and lawful attorney-in-fact and agent (each an “Attorney-in-Fact”) with power of substitution or resubstitution, in any and all capacities, including without limitation in the undersigned’s capacity as principal accounting officer of each Registrant, in the furtherance of the business and affairs of each Registrant: (i) to execute any and all instruments which said Attorney-in-Fact may deem necessary or advisable or which may be required to comply with the Securities Act of 1933, the Investment Company Act of 1940, the Securities Exchange Act of 1934 (together the “Acts”) and any other applicable federal securities laws, or rules, regulations or requirements of the U.S. Securities and Exchange Commission (“SEC”) in respect thereof, in connection with the filing and effectiveness of each Registrant’s Registration Statement on Form N-1A regarding the registration of each Registrant or its shares of beneficial interest, and any and all amendments thereto, including without limitation any reports, forms or other filings required by the Acts or any other applicable federal securities laws, or rules, regulations or requirements of the SEC; and (ii) to execute any and all federal or state regulatory filings, including all applications with regulatory authorities, state charter or organizational documents and any amendments or supplements thereto, to be executed by, on behalf of, or for the benefit of, each Registrant. The undersigned hereby grants to each Attorney-in-Fact full power and authority to do and perform each and every act and thing contemplated above, as fully and to all intents and purposes as the undersigned might or could do in person, and hereby ratifies and confirms all that said Attorneys-in-Fact, individually or collectively, may lawfully do or cause to be done by virtue hereof.

[REMAINDER OF THIS PAGE IS LEFT BLANK INTENTIONALLY]

This Power of Attorney shall be revocable at any time by a writing signed by the undersigned and shall terminate automatically with respect to a Registrant if the undersigned ceases to be an officer of the Registrant.

Dated: December 28, 2007

/s/ Michael G. Clarke
Michael G. Clarke

POWER OF ATTORNEY

The undersigned does hereby constitute and appoint Christopher Wilson, Kevin Connaughton, Scott Henderson, James Bordewick, Peter Fariel, Ryan Larrenaga, Julie Lyman, Nick Kolokithas, Stephen Welsh, Michael Clarke, Jeffrey Coleman, Joseph DiMaria, Marybeth Pilat, Barry Vallan, Robert Kurucza and Marco Adelfio, each individually, his true and lawful attorney-in-fact and agent (each an “Attorney-in-Fact”) with power of substitution or resubstitution, in any and all capacities in the furtherance of the business and affairs of Columbia Funds Series Trust, Columbia Funds Master Investment Trust, LLC, Columbia Funds Variable Insurance Trust I, and Banc of America Funds Trust (each a “Trust” and collectively the “Trusts”): (i) to execute any and all instruments which said Attorney-in-Fact may deem necessary or advisable or which may be required to comply with the Securities Act of 1933, Investment Company Act of 1940, the Securities Exchange Act of 1934 (together the “Acts”) and any other applicable federal securities laws, or rules, regulations or requirements of the U.S. Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any Trust Registration Statement on Form N-1A or N-14 pursuant to the Acts, and any and all amendments thereto; (ii) to execute any and all federal or state regulatory filings, including all applications with regulatory authorities, state charter or organizational documents and any amendments or supplements thereto, to be executed by, on behalf of, or for the benefit of, a Trust. The undersigned hereby grants to each Attorney-in-Fact full power and authority to do and perform each and every act and thing contemplated above, as fully and to all intents and purposes as the undersigned might or could do in person, and hereby ratifies and confirms all that said Attorneys-in-Fact, individually or collectively, may lawfully do or cause to be done by virtue hereof.

This Power of Attorney shall be revocable at any time by a writing signed by the undersigned and shall terminate automatically with respect to all Attorneys-in-Fact named above if the undersigned ceases to be a Trustee of the Trusts.

Dated: January 1, 2008

/s/ John J. Nagorniak
John J. Nagorniak

POWER OF ATTORNEY

The undersigned does hereby constitute and appoint Christopher Wilson, Kevin Connaughton, Scott Henderson, James Bordewick, Peter Fariel, Ryan Larrenaga, Julie Lyman, Nick Kolokithas, Stephen Welsh, Michael Clarke, Jeffrey Coleman, Joseph DiMaria, Marybeth Pilat, Barry Vallan, Robert Kurucza and Marco Adelfio, each individually, his true and lawful attorney-in-fact and agent (each an “Attorney-in-Fact”) with power of substitution or resubstitution, in any and all capacities in the furtherance of the business and affairs of Columbia Funds Series Trust, Columbia Funds Master Investment Trust, LLC, Columbia Funds Variable Insurance Trust I, and Banc of America Funds Trust (each a “Trust” and collectively the “Trusts”): (i) to execute any and all instruments which said Attorney-in-Fact may deem necessary or advisable or which may be required to comply with the Securities Act of 1933, Investment Company Act of 1940, the Securities Exchange Act of 1934 (together the “Acts”) and any other applicable federal securities laws, or rules, regulations or requirements of the U.S. Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any Trust Registration Statement on Form N-1A or N-14 pursuant to the Acts, and any and all amendments thereto; (ii) to execute any and all federal or state regulatory filings, including all applications with regulatory authorities, state charter or organizational documents and any amendments or supplements thereto, to be executed by, on behalf of, or for the benefit of, a Trust. The undersigned hereby grants to each Attorney-in-Fact full power and authority to do and perform each and every act and thing contemplated above, as fully and to all intents and purposes as the undersigned might or could do in person, and hereby ratifies and confirms all that said Attorneys-in-Fact, individually or collectively, may lawfully do or cause to be done by virtue hereof.

This Power of Attorney shall be revocable at any time by a writing signed by the undersigned and shall terminate automatically with respect to all Attorneys-in-Fact named above if the undersigned ceases to be a Trustee of the Trusts.

Dated: January 1, 2008

/s/ Anthony M. Santomero
Anthony M. Santomero